SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Amendment No. 1

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

hi/fn, inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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Notice of Annual Meeting of Stockholders

To Be Held February 23, 2004

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of hi/fn, inc., a Delaware corporation (the “Company”), will be held on Monday, February 23, 2004 at 10:00 a.m., local time, at the Company’s principal executive offices at 750 University Avenue, Los Gatos, California 95032, for the following purposes:

1.	To elect three (3) directors to the Board of Directors.

2.	To approve an amendment to the Company’s Amended and Restated 1996 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock reserved for issuance thereunder from 4,949,900 shares to 5,449,900 shares.

3.	To approve an amendment to the Company’s 1998 Employee Stock Purchase Plan to increase the number of shares of the Company’s Common Stock reserved for issuance thereunder from 400,000 shares to 900,000 shares.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending September 30, 2004.

5.	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on January 9, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof.

      All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

William R. Walker
Secretary

Los Gatos, California

January 27, 2004

PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1996 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 APPROVAL OF THE AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
CERTAIN TRANSACTIONS
OTHER INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICER COMPENSATION
STOCK OPTION GRANTS IN FISCAL YEAR 2003
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003 AND YEAR-END VALUES
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
TOTAL RETURN TO STOCKHOLDERS (ASSUMES $100 INVESTMENT ON 12/15/98)
OTHER MATTERS
Appendix A CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF hi/fn, inc.

PROXY STATEMENT

General

      The enclosed Proxy is solicited on behalf of the Board of Directors of hi/fn, inc. (the “Company” or “Hifn”) for use at the Annual Meeting of Stockholders to be held on Monday, February 23, 2004 at 10:00 a.m., local time, at the Company’s principal executive offices located at 750 University Avenue, Los Gatos, California 95032, or at any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s telephone number at its principal executive offices is (408) 399-3500 and its corporate website address is www.hifn.com.

      These proxy solicitation materials and the Annual Report on Form 10-K for the year ended September 30, 2003 were first mailed on or about January 27, 2004 to all stockholders entitled to vote at the Annual Meeting.

Record Date; Outstanding Shares; Procedural Matters

      Stockholders of record as of the close of business on January 9, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the Record Date, 11,440,905 shares of the Company’s common stock, $.001 par value (the “Common Stock”), were issued and outstanding. Each share has one (1) vote on all matters. The cost of the proxy solicitation will be borne by the Company. For information regarding holders of more than 5% of the outstanding Common Stock, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.” The closing sale price of the Company’s Common Stock as reported on the Nasdaq National Market System on the Record Date was $16.65 per share.

Revocability of Proxies

      A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company’s Corporate Secretary at the Company’s principal executive offices referred to above prior to the Annual Meeting, a written notice of revocation, or by delivering a duly executed proxy bearing a date later than that of the previous proxy.

Quorum; Abstentions; Broker Non-Votes

      The required quorum for the transaction of business at the Annual Meeting is a majority of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal as to which the abstention is made.

      In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

      Pursuant to new regulations promulgated by the New York Stock Exchange (“NYSE”) that came into effect on June 30, 2003, brokers and other nominees that are NYSE member organizations are prohibited from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. Therefore, for any shares held through a broker or other nominee who is a NYSE member organization, such shares will only be voted in favor of the proposals if specific voting instructions are provided to the appropriate broker or other nominee to vote the shares in favor of that proposal.

Deadline for Receipt of Stockholder Proposals for Annual Meeting for Fiscal Year 2004

      Proposals of stockholders that are intended to be presented by such stockholders at the Company’s Fiscal Year 2004 Annual Meeting must be received by the Company no later than September 30, 2004 to be included in the proxy statement and form of proxy relating to that meeting or otherwise considered at the Annual Meeting. Such stockholder proposals should be submitted to the Company at 750 University Avenue, Los Gatos, CA 95032, Attention: Corporate Secretary.

Fiscal Year End

      The Company’s Fiscal Year ends on September 30. The Company’s last fiscal year ended on September 30, 2003 and is referred to herein as the “Last Fiscal Year.”

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      There are currently seven (7) members of the Board of Directors (the “Board”), divided into three (3) classes. Class I consists of two (2) directors who are serving three (3)-year terms expiring in 2006. Class II consists of three (3) directors who are serving terms expiring at this Annual Meeting. Class III consists of two (2) directors who are serving three (3)-year terms expiring in 2005. At each annual meeting of stockholders, directors elected to succeed those in the class whose terms expire will be elected to a three (3)-year term so that the term of one class of directors will expire each year. In each case, a director serves for the designated term and until his or her respective successor is elected and qualified.

      Three (3) Class II directors are to be elected at this Annual Meeting to serve three (3)-year terms expiring in 2007. The Board has nominated Dennis DeCoste, Taher Elgamal and Robert W. Johnson for election to the board seats. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or if no direction is made, for the election of the Board of Directors’ nominees. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that the nominees will be unable or will decline to serve as a director.

      The names of the nominees of the Company and certain information about them as of December 31, 2003 is set forth below. The names of and certain information about the Company’s current directors as of December 31, 2003 are also set forth below. Information as to the stock ownership of each director and all current directors and executive officers of the Company as a group is set forth below under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

			Director
Name of Director	Age	Principal Occupation and Directorship	Since

Class I Directors
Christopher G. Kenber	59	Chairman of the Board of Directors, President and Chief Executive Officer of the Company	2000
David A. Norman	68	Vice Chairman of the Board of Directors of the Company, Private Investor	2002
Class II Directors
Dennis DeCoste(1)	59	President, Chief Executive Officer and Director of Paradigm Advanced Technologies, Inc.	2002
Taher Elgamal(1)	48	Chief Technical Officer and Co-Chairman of the Board of Directors, Securify, Inc.	1998
Robert W. Johnson(1)	54	Private Investor	1998
Class III Directors
Albert E. Sisto	54	Chairman of the Board of Directors, President and Chief Executive Officer of Phoenix Technologies Ltd.	1998
Douglas Whiting	47	Chief Scientist and Director of the Company	1996

(1)	Nominee for Class II Director.

      Christopher G. Kenber has served as Hifn’s President, Chief Executive Officer and a director since August 2000 and as Chairman of the Board of Directors since October 2001. He joined Hifn from Apptitude, Inc. where he was President and Chief Executive Officer from 1998 until August 2000. Mr. Kenber has held a number of CEO positions with companies in the high-technology area as well as consulting to several venture capital funds. Prior to his tenure with Apptitude, he was the Chief Executive Officer of Aonix Inc., a developer of object-oriented software tools. Previously, Mr. Kenber was Executive Vice President of Ingres Corporation, and a Senior Vice President at MICOM Systems. Mr. Kenber spent 17 years at IBM Corporation, where he held multiple sales and marketing positions. Mr. Kenber has a degree in Psychology and Philosophy from Oxford University.

      David A. Norman has served as Vice Chairman and a member of Hifn’s Board of Directors since January 2002. Mr. Norman is a private investor in high technology companies. From March 1994 to February 1998, Mr. Norman was Chairman and Chief Executive Officer of Technically Elite, Inc., a computer networking company. Mr. Norman was the founder, President and Chief Executive Officer of Businessland, Inc. Mr. Norman also founded Dataquest, Inc., a market research company. Mr. Norman serves as a director in a number of private companies and holds a B.S. in Mechanical Engineering from the University of Minnesota and an M.S. in Industrial Engineering from Stanford University.

      Dennis DeCoste has served as a director of Hifn since December 2002. Mr. DeCoste is the President and Chief Executive Officer of Paradigm Advanced Technologies, Inc., an application software company providing global positioning system-based location, navigation and asset tracking technologies, where he also currently serves as director. From 1989 to 2002, Mr. DeCoste provided strategic management consulting and financial services to high technology firms. Within this period, from 1999 to 2000, Mr. DeCoste held the position of Chief Financial Officer and Vice Chairman of the Board of Cyclone Commercial, Inc., a business-to-business infrastructure technology company. Prior to 1999, Mr. DeCoste was President and Chief Executive Officer of Fact Software International and Vice President of Finance of The Santa Cruz Operation, both software companies. Mr. DeCoste holds a M.B.A. degree from Stanford University, and degrees in Psychology from Harvard College and in Education from the University of Massachusetts.

      Taher Elgamal, Ph.D. has served as a director of Hifn since December 1998. Dr. Elgamal is the founder, Chief Technical Officer and Co-Chairman of the Board of Directors of Securify, Inc., a private company providing assessments of companies’ Internet security efforts where he also served as President and Chief Executive Officer through November 2001. From 1995 to 1998, Dr. Elgamal held the position of Chief Scientist of Netscape Communications Corp., a provider of Internet software and services, where he pioneered Internet security technologies such as SSL, the standard for web security. From 1993 to 1995, Dr. Elgamal was Vice President of Advanced Technologies at UKI Electric. From 1991 to 1993, he served as Director of Engineering at RSA Data Security, Inc., a provider of encryption technology and a subsidiary of Security Dynamics Technologies, Inc., where he produced the RSA cryptographic toolkits, the industry standards for developers of security-enabled applications and systems. Dr. Elgamal is a director of RSA Security, Inc., Phoenix Technologies Ltd. and Tumbleweed Communications Corp. Dr. Elgamal received both his M.S. and Ph.D. degrees in Computer Science from Stanford University.

      Robert W. Johnson has served as director of Hifn since December 1998. He has worked in the venture capital industry since 1980, and has acted as an independent investor since 1988. He currently serves as director of ViaSat, Inc., a publicly-held company that manufactures satellite-based communications systems. He holds B.S. and M.S. degrees in Electrical Engineering from Stanford University and M.B.A. and D.B.A. degrees from Harvard Business School.

      Albert E. Sisto has served as a director of Hifn since December 1998. Since June 1999 he has been President and Chief Executive Officer of Phoenix Technologies Ltd., a provider of Internet platform-enabling software, where he also serves as Chairman of the Board. From November 1997 to June 1999, he was Chief Operating Officer of RSA Security, Inc., a subsidiary of Security Dynamics Technologies, Inc., and a provider of encryption technology. From September 1994 to October 1997, Mr. Sisto was Chairman, President and CEO of Documagix, Inc., a software developer of document imaging software. Mr. Sisto holds a B.E. degree from the Stevens Institute of Technology.

      Douglas L. Whiting, Ph.D., has served as Hifn’s Chief Scientist since August 2000, Dr. Whiting previously served as Chief Technology Officer of the Company from 1998 through August 2000. Dr. Whiting has been a director of the Company since November 1996 and served as Chairman of the Board of Directors from August 2000 through October 2001. He also has served as Vice President of Technology of Stac, Inc. from 1985 to 1998 and has served as a director of Stac, Inc. since 1983. He was President of Stac from 1984 to 1986. Dr. Whiting received a Ph.D. in Computer Science from the California Institute of Technology.

      There are no family relationships between any director or executive officer of the Company.

Board Meetings and Committees

      The Board held a total of eight (8) meetings during the Last Fiscal Year. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director. The Board of Directors has an Audit Committee and a Compensation Committee, and has recently established a Corporate Governance and Nominating Committee and adopted a formal written charter for such committee. The Corporate Governance and Nominating Committee Charter is available to stockholders on the Company’s website at www.hifn.com. The Corporate Governance and Nominating Committee, consisting of Mr. DeCoste, Mr. Johnson, Mr. Sisto, Mr. Elgamal and Mr. Norman, is comprised solely of independent directors, in accordance with applicable regulations of the Securities and Exchange Commission and all applicable corporate governance guidelines of the Nasdaq National Market System. The Corporate Governance and Nominating Committee has approved the directors nominated for election herein.

      The Compensation Committee of the Board of Directors during the Last Fiscal Year consisted of Mr. Elgamal and Mr. Sisto. During the Last Fiscal Year, the Compensation Committee did not hold any meetings. The Compensation Committee reviews and makes recommendations to the Board concerning the Company’s executive compensation policy.

      The Audit Committee of the Board of Directors, consisting of Mr. DeCoste, Mr. Johnson, Mr. Elgamal and Mr. Sisto, met five (5) times during the Last Fiscal Year. The Audit Committee recommends engagement of the Company’s independent auditors, and is primarily responsible for approving the services performed by the Company’s independent auditors and for reviewing and evaluating the Company’s accounting policies and its systems of internal accounting controls. The Board has determined that Dennis DeCoste is an “audit committee financial expert” and all members of the Audit Committee are “independent” in accordance with the applicable regulations of the Securities and Exchange Commission and all applicable corporate governance rules of The Nasdaq National Market System.

Directors’ Fees

      Directors who are not employees of the Company receive $4,000 per year for serving on the Board and an additional $1,000 for each meeting attended (other than committee meetings). An additional $500 is paid to any non-employee director who serves on the Compensation Committee or the Audit Committee. Under the Company’s Amended and Restated 1996 Equity Incentive Plan, each outside director of the Company is granted options to purchase 30,000 shares of Common Stock at the time of initial appointment or election to the Board; an outside director who takes the seat of Vice Chairman of the Board is granted options to purchase 75,000 shares of Common Stock at the time of initial appointment or election to the Board; and each member of the Board is granted options to purchase 10,000 shares of Common Stock annually thereafter on the date of each Annual Meeting of Stockholders, provided the Director has been a member of the Board for at least six (6) months. The Company also reimburses non-employee directors for travel and related expenses incurred in attending meetings of the Board and its committees.

Compensation Committee Interlocks and Insider Participation

      No interlocking relationship exists between the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Required Vote

      A nominee shall be elected by the plurality of the Votes Cast.

Recommendation

      The Company’s Board of Directors recommends a vote FOR the nominees listed above.

Director Nomination Process

      The Corporate Governance and Nominating Committee has adopted a policy with regard to the consideration of director candidates recommended by stockholders. The Corporate Governance and Nominating Committee will consider director candidates recommended by any stockholder holding 10,000 shares of the Company’s Common Stock for at least twelve (12) months prior to the date of submission of the recommendation or nomination. Additionally, a recommending stockholder shall submit a written statement in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, judgment, age, independence, expertise, corporate experience, length of service, other commitments and the like, personal references, and a written indication by the candidate of her/his willingness to serve, if elected, and evidence of the nominating person’s ownership of Company stock sufficient to meet any applicable stock ownership requirements set forth in the Company’s corporate governance guidelines.

      A stockholder that instead desires to nominate a person directly for election to the Board must meet the deadlines and other requirements set forth in Section 5 of the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission. The nominating stockholder must give timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty (120) calendar days in advance of the date of the Company’s proxy statement released to stockholders in connection with the preceding year’s annual meeting.

      The Corporate Governance and Nominating Committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full Board for selection, as director nominees, are: (i) regular review of composition and size of the Board; (ii) review of qualifications of candidates properly recommended or nominated by any qualifying stockholder; (iii) evaluation of the performance of the Board and qualification of members of the Board eligible for re-election; and (iv) consideration of the suitability of each candidate, including current members of the Board, in light of the size and composition of the Board. After such review and consideration, the Corporate Governance and Nominating Committee will recommend a slate of director nominees.

      While the Corporate Governance and Nominating Committee has not established specific minimum requirements for director candidates, the committee believes that candidates and nominees must reflect a Board that is comprised of directors who: (i) are predominantly independent; (ii) are of high integrity; (iii) have qualifications that will increase overall Board effectiveness; and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE

AMENDED AND RESTATED 1996 EQUITY INCENTIVE PLAN

      The Company’s Amended and Restated 1996 Equity Incentive Plan (the “Plan”) was adopted by the Company’s Board of Directors and approved by the Company stockholders in November 1996. The Plan is designed to retain, motivate and reward personnel by providing such personnel long term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. A total of 4,949,900 shares of the Company’s Common Stock have been reserved for issuance pursuant to stock awards granted under the Plan. In December 2003, the Board adopted, subject to stockholder approval, an amendment to the Plan to increase the number of shares reserved for issuance thereunder from 4,949,900 shares to 5,449,900 shares. Including the proposed 500,000 share increase, a total of 1,508,289 shares remained available for issuance under the Plan as of January 9, 2004.

      The Company believes strongly that the approval of the amendment to the Plan is essential to its continued success. The Company’s employees are its most valuable assets. Stock options and other awards such as those provided under the Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the competitive labor markets in which the Company must compete. Such awards also are crucial to the Company’s ability to motivate employees to achieve the Company’s goals.

Proposal

      The proposed amendment to the Company’s Plan is to increase the number of shares of the Company’s Common Stock reserved for issuance thereunder from 4,949,900 shares to 5,449,900 shares.

Required Vote

      The affirmative vote of the majority of the Votes Cast will be required under Delaware law to approve the amendment to the Plan.

Recommendation

      The Board of Directors has unanimously approved the amendment of the Company’s Plan and recommends that stockholders vote FOR approval of the increase to the Plan.

Description of Amended and Restated 1996 Equity Incentive Plan

      The essential features of the Plan are outlined below. Such outline is qualified in its entirety by the provisions of the 1996 Equity Incentive Plan, a copy of which was filed by the Company with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Plan are available upon written request to the Company at 750 University Avenue, Los Gatos, California 95032, Attn: Chief Financial Officer.

General

      The Plan authorizes the Board or one or more of its committees, to grant stock options, stock bonuses, rights to purchase restricted stock and stock appreciation rights, which are referred to individually as an “Award.” Those who will be eligible for Awards under the Plan include employees, directors and consultants who provide services to the Company and its affiliates.

Purpose

      The general purpose of the Plan is to attract and retain quality personnel for positions of substantial responsibility, to create an additional incentive for personnel of the Company by offering long-term equity participation in the Company, and to promote the success of the Company’s business.

Administration of the Plan

      The Compensation Committee of the Board (the “Committee”) administers the Plan. The members of the Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Internal Revenue Code (so that the Company can receive a federal tax deduction for certain compensation paid under the Plan).

      Subject to the terms of the Plan, the Committee has the sole discretion to select the employees, directors and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the Plan and outstanding Awards. The

Committee may delegate any part of its authority and powers under the Plan to one or more directors and/or officers of the Company, but only the Committee itself can make Awards to participants who are executive officers of the Company.

      If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares generally will be returned to the available pool of shares reserved for issuance under the Plan. Also, if the Company experiences a stock dividend, reorganization or other change in our capital structure, the Committee has discretion to adjust the number of shares available for issuance under the Plan, the outstanding Awards, and the per-person limits on Awards, as appropriate to reflect the change in capital structure.

Eligibility

      The Committee selects the employees, consultants and directors of the Company and employees and consultants of its affiliates who may receive Awards under the Plan. The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Committee has the discretion to select the participants. In selecting those service providers that will participate in the Plan, the duties and responsibilities of those eligible, the value of their services, and their present and potential contributions to the success of the Company and other relevant factors are considered.

Stock Options

      A stock option is the right to acquire shares of the Company’s Common Stock at a fixed exercise price for a fixed period of time. Under the Plan, the Committee may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Committee will determine the number of shares covered by each option, but during any fiscal year of the Company, no participant may be granted options covering more than 1,000,000 shares, except an additional 1,000,000 shares may be granted to a participant in connection with his or her initial service.

      The exercise price of the shares subject to each option is set by the Committee but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by incentive stock options or nonqualified options intended to qualify as “performance based” under Section 162(m) of the Code, unless nonqualified options are otherwise so qualified.

      In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

      An option granted under the Plan cannot generally be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the Plan expire at the times established by the Committee, provided that incentive stock options may not have a term greater than ten (10) years (and in some cases five (5) years).

      The exercise price of each option granted under the Plan must be paid in full at the time of exercise. The Committee also may permit payment through the tender of shares that are already owned by the participant, or by any other means that the Committee determines to be consistent with the purpose of the Plan. The participant must pay any taxes the Company is required to withhold at the time of exercise.

Stock Bonuses and Restricted Stock

      Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Committee and stock bonuses are generally awarded in consideration for past services rendered. The Committee will determine the number of shares of restricted stock granted or stock bonuses awarded to any employee, director or consultant, but during any fiscal year of the Company, no participant may be granted stock bonuses or rights to acquire restricted stock for more than 1,000,000 shares, except an additional 1,000,000 shares may be granted to a participant in connection with his or her initial service.

      In determining whether a stock bonus or right to acquire restricted stock should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant an Award of restricted stock only if the participant satisfies performance goals established by the Committee.

Stock Appreciation Rights

      Awards of stock appreciation rights may be granted in connection with all or any part of an option, either concurrently with the grant of an option or at any time thereafter during the term of the option, or may be granted independently of options. No participant may be granted stock appreciation rights covering more than 1,000,000 shares in any fiscal year of the Company, except an additional 1,000,000 shares may be granted to a participant in connection with his or her initial service. The Committee determines the terms of stock appreciation rights.

      A stock appreciation in connection with an option will entitle the participant to exercise the stock appreciation right by surrendering to the Company a portion of the unexercised related option. The participant will receive in exchange from the Company an amount equal to the excess of the fair market value of the shares on the date of exercise of the stock appreciation right covered by the surrendered portion of the related option over the exercise price of the shares covered by the surrendered portion of the related option. When a stock appreciation right granted in connection with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. A stock appreciation right granted in connection with an option will be exercisable until, and will expire no later than, the date on which the related option ceases to be exercisable or expires.

      Stock appreciation rights may also be granted independently of options. Such a stock appreciation right will entitle the participant, upon exercise, to receive from the Company an amount equal to the excess of the fair market value of the shares on the date of exercise over the fair market value of the shares covered by the exercised portion of the stock appreciation right on the date of grant. A stock appreciation right granted without a related option will be exercisable, in whole or in part, at such time as the Committee will specify in the stock appreciation right agreement.

      The Company’s obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Committee may determine.

Non-Employee Director Stock Options

      Under the Plan, our non-employee directors will receive annual, automatic, non-discretionary grants of nonqualified stock options.

      Each new non-employee director will receive an option to purchase 30,000 shares of Common Stock as of the date he or she first becomes a non-employee director. Each non-employee director also will receive on the date of the Company’s annual meeting an option to purchase 10,000 Shares, provided that he or she remains an eligible non-employee director and has served as a director for at least six (6) months.

      The exercise price of each option granted to a non-employee director is equal to 100% of the fair market value (on the date of grant) of the shares covered by the option. The option granted to a non-employee director when he or she first becomes a non-employee director vests as to 20% of the option on the first anniversary of the grant date and the remainder of the option vests monthly over the next four years (assuming that he or she remains a director through each scheduled vesting date). All options granted thereafter to the non-employee director will vest on the first anniversary of the grant date.

      Options granted to non-employee directors generally expire no later than ten (10) years after the date of grant. If a non-employee director terminates his or her service on the Board prior to an option’s normal expiration date, the period of exercisability of the option varies, depending upon the reason for the termination.

Transferability of Awards

      The Plan generally will not allow for the transfer of Awards, and all rights with respect to an Award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Merger

      In the event of the merger or consolidation in which the Company is not the surviving corporation or a reverse merger in which the Company is the surviving corporation but the Company’s common stock is converted into other property by virtue of the merger, then: (i) the successor company or its affiliates will assume all outstanding Awards or substitute similar awards for those outstanding under the Plan; or (ii) the Awards will continue in effect. If the successor company and its affiliates refuse to assume the Awards or provide substitute awards, then the Awards will terminate to the extent not exercised prior to such transaction.

Amendment and Termination of the Plan

      The Board or Committee will have the authority to amend, suspend or terminate the Plan, except that stockholder approval will be required for any amendment to the Plan to the extent required by any applicable law, regulation or stock exchange rule. Any amendment, suspension or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any Award previously granted. The Plan will terminate on November 20, 2006, unless the Board or Committee terminates it earlier.

Federal Tax Aspects

      The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

      Nonqualified Stock Options. No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

      Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

      Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

      Stock Bonuses and Restricted Stock. A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares received minus any amount paid for the shares.

      Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option).

Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. The Plan has been designed to permit the Committee to grant Options and Stock Appreciation Rights that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

Awards to be Granted to Certain Individuals and Groups

      The number of Awards that an employee, director or consultant may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. The following table sets forth (i) the aggregate number of shares subject to options granted under the Amended and Restated 1996 Equity Incentive Plan during the Last Fiscal Year; (ii) the average per share exercise price of such options; (iii) the aggregate number of Shares of restricted stock granted under the Plan during the Last Fiscal Year; and (iv) the dollar value of such shares of restricted stock based on $7.42 per share, the last reported trade price for shares of the Company’s Common Stock on September 30, 2003.

		Average	Number of	Dollar Value of
	Number of	Per Share	Shares of	Shares of
	Options	Exercise	Restricted	Restricted
Name of Individual or Group	Granted	Price	Stock Granted	Stock Granted

Thomas A. Moore	25,000	$5.29	—	—
Vice President of Sales & Marketing
All executive officers, as a group	175,000	5.34	—	—
All directors who are not executive officers, as a group	70,000	5.27	—	—
All employees who are not executive officers, as a group	25,000	4.65	—	—

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT TO THE

1998 EMPLOYEE STOCK PURCHASE PLAN

      The 1998 Employee Stock Purchase Plan (the “1998 ESPP”) was adopted by the Company’s Board of Directors in December 1998 and subsequently approved by its stockholders. Employees have participated in that plan since December 1998. However, the supply of shares reserved under the 1998 ESPP now has been exhausted and, accordingly, employees have been informed that no further purchases will be made under the 1998 ESPP, unless and until the stockholders approve this Proposal No. 3. In December 2003, the Board approved an amendment to increase the number of shares authorized for issuance under the 1998 ESPP by 500,000 shares from 400,000 shares to 900,000 shares, subject to the approval of a majority of the shares of the Company’s Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting.

Proposal

      The proposed amendment to the 1998 ESPP is to increase the number of shares of the Company’s Common Stock reserved for issuance thereunder from 400,000 shares to 900,000 shares.

Required Vote

      The affirmative vote of the majority of the Votes Cast will be required under Delaware law to approve the amendment to the 1998 ESPP.

Recommendation

      The Board of Directors has unanimously approved the amendment of the 1998 ESPP and recommends that stockholders vote FOR approval of the increase to the 1998 ESPP.

Description of 1998 Employee Stock Purchase Plan

      The following paragraphs provide a summary of the principal features of the 1998 ESPP and its operation, a copy of which was filed by the Company with the Securities and Exchange Commission and incorporated herein by reference. Copies of the 1998 ESPP are available upon written request to the Company at 750 University Avenue, Los Gatos, California 95032, Attn: Chief Financial Officer.

Purpose

      The purpose of the 1998 ESPP is to provide eligible employees of the Company and its participating subsidiaries with the opportunity to purchase shares of Common Stock of the Company through payroll deductions. The 1998 ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

Eligibility to Participate

      Most employees of the Company and its participating subsidiaries are eligible to participate in the 1998 ESPP. However, an employee is not eligible if he or she has the right to acquire five percent (5%) or more of the voting stock of the Company or of any subsidiary of the Company or if he or she normally is scheduled to work less than or equal to twenty (20) hours per week or five (5) months per calendar year. Approximately one hundred fifteen (115) employees are currently eligible to participate in the 1998 ESPP.

Administration, Amendment and Termination

      The Compensation Committee of the Board of Directors (the “Committee”) administers the 1998 ESPP. The members of the Committee serve at the pleasure of the Board. Subject to the terms of the 1998 ESPP, the Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the 1998 ESPP. The Committee may make whatever rules, interpretations, and computations, and take any other actions to administer the 1998 ESPP that it considers appropriate to promote the Company’s best interests, and to ensure that the 1998 ESPP remains qualified under Section 423 of the Internal Revenue Code. The Committee may delegate one or more of ministerial duties in the administration of the 1998 ESPP.

      The Committee or the Company’s Board of Directors may amend or terminate the 1998 ESPP at any time and for any reason. However, as required by Section 423 of the Internal Revenue Code, the Company’s stockholders must approve certain material amendments.

Number of Shares of Common Stock Available under the 1998 ESPP

      Prior to taking into account the number of shares requested for issuance under the 1998 ESPP pursuant to this Proposal No. 3, a total of 400,000 shares of Common Stock were available for issuance under the 1998 ESPP. Shares sold under the 1998 ESPP may be newly issued shares or treasury shares. In the event of any stock split, stock dividend or other change in the capital structure of the Company, appropriate adjustments will be made in the number, kind and purchase price of the shares available for purchase under the 1998 ESPP.

Enrollment and Contributions

      Eligible employees voluntarily elect whether or not to enroll in the 1998 ESPP. Employees join for an offering period of six (6) months; provided, however, that if the stockholders approve the proposed amendment to the 1998 ESPP, an offering period will begin shortly following such approval and will continue for approximately eight (8) months. Employees who have joined the 1998 ESPP automatically are re-enrolled for additional rolling six (6)-month offering periods; provided, however, that an employee may cancel his or her enrollment at any time (subject to 1998 ESPP rules).

      Employees contribute to the 1998 ESPP through payroll deductions. Participating employees generally may contribute up to 15% of their eligible compensation through after-tax payroll deductions.

Purchase of Shares

      On the last business day of each offering period (and for the special offering period that will begin in the event stockholders approve this Proposal No. 3, on any purchase date within such offering period), the Company uses the payroll deductions of each participating employee to purchase shares of Common Stock for such employees. The price of the shares equals 85% of the lower of: (i) the stock’s market value on the first day of the offering period; or (ii) the stock market’s value on the last day of the offering period (or, if applicable, for the special offering period that will begin in the event stockholders approve this Proposal No. 3, on the purchase date within such offering period). Market value under the 1998 ESPP means the closing sales price of Common Stock on the Nasdaq National Market for the day in question. However, in any single year, no employee may purchase more than $25,000 of Common Stock (based on market value at the beginning of the applicable offering period). The maximum number of shares that a participant may purchase during any offering period is 5,000 shares.

Termination of Participation

      Participation in the 1998 ESPP terminates when a participating employee’s employment with the Company (or any participation subsidiary) ceases for any reason, the employee withdraws from the 1998 ESPP, or the Company terminates or amends the 1998 ESPP such that the employee no longer is eligible to participate.

Number of Shares Purchased by Certain Individuals and Groups

      Given that the number of shares that may be purchased under the 1998 ESPP is determined, in part, on the Common Stock’s market value at the beginning of an offering period and at the end of an offering period (or upon a purchase date within an offering period) and given that participation in the 1998 ESPP is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable. For illustrative purposes, the following table sets forth: (i) the number of shares of the Company’s Common Stock that were purchased during the Last Fiscal Year under the 1998 ESPP; and the (ii) average price per share purchase price paid for such shares.

	Number of	Average Per Share
Name of Individual or Group	Shares Purchased	Purchase Price

John E. Metzger	2,230	$4.49
Vice President of Software Engineering
All executive officers, as a group	2,230	$4.49
All directors who are not executive officers, as a group(1)	—	—
All employees who are not executive officers, as a group	172,035	$4.48

(1)	Directors who are not employees of the Company are not eligible to participate in the ESPP.

Tax Aspects

      Based on management’s understanding of current federal income tax laws, the tax consequences of the purchase of shares of common stock under the 1998 ESPP are as follows:

      An employee will not have taxable income when the shares of common stock are purchased for him or her, but the employee generally will have taxable income when the employee sells or otherwise disposes of stock purchased through the 1998 ESPP.

      For shares that the employee does not dispose of until more than twenty-four (24) months after the applicable enrollment date and more than twelve (12) months after the purchase date (the “holding period”), gain up to the amount of the discount (if any) from the market price of the stock on the enrollment date (or re-enrollment date) is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after the holding period, the employee sells the stock for less than the purchase price, the difference is a long-term capital loss. Shares sold within the holding period are taxed at ordinary income rates on the amount of discount received from the stock’s market price on the purchase date. Any additional gain (or loss) is taxed to the stockholder as long-term or short-term capital gain (or loss). The purchase date begins the period for determining whether the gain (or loss) is short-term or long-term.

      The Company may deduct for federal income tax purposes an amount equal to the ordinary income an employee must recognize when he or she disposes of stock purchased under the 1998 ESPP within the holding period. The Company may not deduct any amount for shares disposed of after the holding period.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent auditors to audit the books, records and accounts of the Company for the current fiscal year ending September 30, 2004. Such appointment is being presented to the stockholders for ratification at the Annual Meeting. PricewaterhouseCoopers LLP has acted as the Company’s independent auditors since its inception. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

      The following table shows the fees billed and accrued by the Company in relation to audit and other services provided by PricewaterhouseCoopers LLP (“PwC”) in fiscal years 2003 and 2002:

	2003	2002

Audit fees(1)	$179,000	$159,000
Audit related fees(2)	5,000	—
Tax fees(3)	—	5,000
All other fees(4)	3,000	66,000

(1)	Audit fees were for professional services rendered in connection with the audit of the Company’s consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports and services provided by PwC in connection with statutory and regulatory filings.

(2)	Audit related fees were for consultation services related to internal controls.

(3)	Tax fees were for professional services rendered in connection with tax compliance services.

(4)	All other fees were for non-audit services rendered to the Company including advisory services related to the establishment of the Company’s foreign offices and the class action litigation.

Required Vote

      The affirmative votes of a majority of the Votes Cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending September 30, 2004.

Recommendation

      The Board of Directors recommends voting FOR the ratification of its appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors.

CERTAIN TRANSACTIONS

      Indemnification Agreements. The Company has entered into indemnification agreements with each of its directors and executive officers.

      Change of Control. The Company has entered into change of control agreements with each of its executive officers that generally provide that in the event of a “change in control” of the Company and if the executive’s employment with the surviving company is involuntarily terminated within twelve (12) months following such change in control: (i) 50% of unvested portion of any options, warrants or rights to purchase shares of the Company’s Common Stock (the “Securities”) subject to vesting and/or repurchase in favor of the Company shall automatically be accelerated such that the employee shall have the right to exercise all or any portion of such Securities; and/or (ii) the Company’s repurchase right shall automatically lapse with respect to 50% of the securities then held by the employee which are subject to repurchase rights.

      A change in control is generally defined as: (i) the acquisition directly or indirectly of 50% or more of the total combined voting power of the Company’s outstanding Common Stock; (ii) consummation of a plan of complete liquidation or an agreement for the sale or disposition of the Company’s assets; or (iii) an acquisition by any individual, entity or group of beneficial ownership of 25% or more of the total voting power of the Company’s then outstanding securities. Involuntary termination is generally defined as: (1) termination of executive by the surviving Company other than for cause; or (2) termination initiated by employee as a result of a material diminution in salary, a material change in responsibility or a change in work location of more than thirty (30) miles from its present location.

      Other. Dr. Douglas Whiting, the Company’s Chief Scientist and Director, is a member of the Technical Advisory Board of a private company that is also a customer of the Company (the “Customer”). Total sales to the Customer during the Last Fiscal Year were valued at approximately $103,000. As a member of the Technical Advisory Board, Dr. Whiting received in fiscal year 2002 an option to purchase 4,000 shares of the Customer’s common stock with such option vesting over two (2) years.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires certain of the Company’s executive officers, as well as its directors and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

      Based solely upon a review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during the Last Fiscal Year all executive officers and directors complied with their filing requirements under Section 16(a) for all reportable transactions during the year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of December 31, 2003 information relating to the beneficial ownership of the Company’s Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, by each director and nominee for director, by each of the executive and other officers named in the Summary Compensation Table, and by all directors and executive officers as a group. As of December 31, 2003, 11,440,905 shares of the Company’s Common Stock were outstanding. Unless otherwise indicated, all persons named as beneficial owners of Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.

	No. of	Approximate
	Shares	Percentage
Name(1)	Owned	Owned

Kern Capital Management	1,549,200	13.5%
114 West 47th Street, Suite 1926
New York, NY 10036
FMR Corporation	1,102,158	9.6
82 Devonshire Street
Boston, MA 02109
Suffolk Capital Management	863,664	7.5
1663 Broadway
New York, NY 10019
WS Capital Management L.P.	670,300	5.9
300 Crescent Court, Suite 880
Dallas, TX 75201
Robert W. Johnson(2)	469,156	4.1
Douglas L. Whiting(3)	374,030	3.3
Christopher G. Kenber(4)	289,614	2.5
William R. Walker(5)	123,274	1.1
David A. Norman(6)	109,062	*
John E. Metzger(7)	100,019	*
Russell S. Dietz(8)	84,563	*
Thomas A. Moore(10)	69,685	*
Albert E. Sisto(10)	43,333	*
Dennis DeCoste(9)	39,010	*
Taher Elgamal(10)	37,667	*
All executive officers and directors as a group (12 persons)(11)	1,783,787	15.6

*	Less than one percent (1%).

(1)	This table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13D and 13G, if any, filed with the Commission with regard to the Company’s Common Stock. Unless otherwise indicated in the footnotes to this table and subject to community property and marital property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 11,440,905 shares outstanding on December 31, 2003, adjusted by rules promulgated by the Commission.

(2)	Includes 43,333 shares issuable to Mr. Johnson upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2003.

(3)	Includes 112,132 shares issuable to Mr. Whiting upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2003.

(4)	Includes 282,880 shares issuable to Mr. Kenber upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2003.

(5)	Includes 121,195 shares issuable to Mr. Walker upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2003.

(6)	Includes 49,062 shares issuable to Mr. Norman upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2003.

(7)	Includes 86,855 shares issuable to Mr. Metzger upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2003.

(8)	Includes 24,466 shares issuable to Mr. Dietz upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2003.

(9)	Includes 7,500 shares issuable to Mr. DeCoste upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2003.

(10)	Represents shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2003.

(11)	Includes 922,482 shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of December 31, 2003.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

      The following table shows, as to each Chief Executive Officer during the Last Fiscal Year, each of the four (4) other most highly compensated executive officers (the “Named Officers”), information concerning compensation paid for services to the Company in all capacities during the Last Fiscal Year as well as the total compensation paid to each such individual for the Company’s previous two (2) fiscal years (if such person was the Chief Executive Officer, an executive or other officer, as the case may be, during any part of the Last Fiscal Year).

			Annual Compensation
					Long Term		All Other
				Other Annual	Compensation		Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)	Options(#)		($)(1)

Christopher G. Kenber	2003	$300,000	$75,000	—	—		$12,750
Chairman, President and	2002	300,000	75,000	—	225,000	(3)	13,718
Chief Executive Officer	2001	300,000	103,917	—	242,056		12,406
William R. Walker	2003	220,000	—	—	—		2,640
Vice President of Finance,	2002	220,000	—	—	40,832	(3)	4,125
Chief Financial Officer	2001	220,000	31,709	—	25,000		1,950
and Secretary
Thomas A. Moore(2)	2003	200,000	80,189	—	25,000		10,110
Vice President of Sales	2002	148,590	50,000	—	165,000		7,545
and Marketing	2001	—	—	—	—		—
John E. Metzger	2003	200,000	—	—	—		1,073
Vice President of	2002	200,000	—	—	91,242	(4)	1,185
Software Engineering	2001	200,000	28,264	—	30,000		880
Russell S. Dietz	2003	200,000	—	—	—		953
Vice President and Chief	2002	200,000	—	—	51,242	(3)	1,133
Technical Officer	2001	200,000	28,639	—	30,000		858

(1)	Represents group term life insurance premiums and monthly internet service subscription allowance; also includes auto allowance paid to Messrs. Kenber and Moore.

(2)	Mr. Moore joined Hifn in January 2002.

(3)	Represents option(s) issued in exchange for option(s) cancelled in connection with the stock option exchange program (the “Exchange Program”) adopted in November 2001. The original option(s) was cancelled on December 17, 2001 and regranted on June 18, 2002 for the number of shares as determined by the applicable exchange ratio.

(4)	Includes option to purchase 20,000 shares granted in fiscal 2002 that was cancelled in connection with the Exchange Program as it was granted within 6 months of the Exchange Program. Options to purchase the remaining 71,242 shares represent regrant of options cancelled in connection with the Exchange Program.

Stock Option Grants and Exercises

      The following table sets forth information with respect to options granted to the Named Officers and the options exercised by such Named Officers during the Last Fiscal Year.

STOCK OPTION GRANTS IN FISCAL YEAR 2003

      The Option Grant Table sets forth for each of the Named Officers the hypothetical gains or “option spreads” for the options at the end of their respective five (5)-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of five percent (5%) and ten percent (10%) from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s Common Stock and overall market conditions.

	Individual Grants				Potential Realizable
Value of Assumed
	Number of	Percent of			Annual Rates of Stock
	Securities	Total Options	Exercise		Price Appreciation for
	Underlying	Granted to	or Base		Option Term
	Options	Employees in	Price	Expiration
Name	Granted	Fiscal Year(1)	($/share)	Date	5%	10%

Thomas A. Moore	25,000	2.2%	$5.29	04/14/13	$83,171	$210,772
Vice President of Sales and Marketing

(1)	Based upon total options granted to the Company’s employees during the Last Fiscal Year.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003 AND YEAR-END VALUES

      The following table sets forth information with respect to the Named Officers concerning the exercise of options during the Last Fiscal Year, and unexercised options held as of September 30, 2003.

			Number of
			Securities Underlying		Value of Unexercised
	Shares		Unexercised Options		In-the-Money Options Held
	Acquired	Dollar	Held at Fiscal Year End(2)		at Fiscal Year End(3)
	on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Christopher G. Kenber	—	—	254,235	71,355	$363,511	$39,188
Chairman, President and Chief Executive Officer

William R. Walker	—	—	114,685	16,147	333,582	4,750
Vice President of Finance, Chief Financial Officer and Secretary

Thomas Moore	—	—	60,416	129,584	17,750	106,500
Vice President of Sales and Marketing

John E. Metzger	—	—	76,310	34,036	59,411	16,842
Vice President of Software Engineering

Russell Dietz	—	—	63,519	23,627	60,145	8,925
Vice President and Chief Technical Officer

(1)	Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

(2)	Includes options issued in connection with the Exchange Program (see Footnote 3 to “Executive Officer Compensation” table).

(3)	Calculated using a market value of $7.42 at September 30, 2003.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of September 30, 2003 about the Company’s Common Stock that may be issued upon the exercise of options granted to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans, including the Company’s Amended and Restated 1996 Equity Incentive Plan, the Apptitude Plan and the 2001 Nonstatutory Stock Option Plan:

			Number of Shares Remaining
	Number of Shares		Available for Future Issuance
	to be Issued upon	Weighted Average Exercise	Under Equity Compensation
	Exercise of Stock	Price of Outstanding	Plans (excluding shares
Plan Category	Options (#)(a)	Options ($)(b)	reflected in column (a))(#)(c)

Equity compensation plans approved by security holders	2,327,467	$11.82	1,267,739
Equity compensation plans not approved by security holders	1,266,479	$9.89	867,030

Total	3,593,946	$11.14	2,134,769

      In connection with the acquisition of Apptitude, the Company assumed the stock option plan of Apptitude (the “Apptitude Plan”). A total of 687,142 shares of the Company’s Common Stock were reserved for issuance under the Apptitude Plan. Options assumed under the Apptitude Plan that are subsequently cancelled are not eligible for reissuance and, accordingly, have no effect on the number of options available for grant.

      In February 2001, the Board of Directors of the Company adopted the 2001 NonStatutory Stock Option Plan (the “2001 Plan”) whereby 1,500,000 shares of the Company’s Common Stock were reserved for issuance pursuant to nonqualified stock options. In June 2002, the Board of Directors authorized an additional 500,000 shares for issuance under the 2001 Plan. The 2001 Plan is administered by the Company’s Board of Directors or its designees and provides generally that nonqualified stock options granted under the 2001 Plan may have a maximum life of 10 years. The terms and conditions of each stock option grant under the 2001 Plan are determined by a committee of the Board of Directors and are set forth in agreements between the recipient and the Company.

COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company’s employee stock benefit plan for executive officers. The Compensation Committee is currently composed of independent, non-employee directors who, except as disclosed under “Proposal No. 1 — Compensation Committee Interlocks and Insider Participation,” have no interlocking relationships as defined by the Securities and Exchange Commission.

      The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (each an “Executive Officer” and collectively the “Executive Officers”), should be influenced by the Company’s performance. The Committee establishes the salaries and bonuses of all of the Executive Officers by considering: (i) the Company’s financial performance for the past year; (ii) the achievement of certain objectives related to the particular Executive Officer’s area of responsibility; (iii) the salaries and bonuses of executive officers in similar positions of comparably-sized companies; and (iv) the relationship between revenue and Executive Officer compensation. The Committee believes that the Company’s Executive Officer salaries and bonuses in the Last Fiscal Year were comparable in the industry for similarly-sized businesses.

      In addition to salary and bonus, the Committee, from time to time, grants options to Executive Officers. The Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company’s stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an Executive Officer is the Executive Officer’s ability to influence the Company’s long-term growth and profitability.

COMPENSATION COMMITTEE

Taher Elgamal
Albert E. Sisto

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter first adopted and approved by the Board of Directors in December 1998. Each of the members of the Audit Committee is independent as defined by Company policy and the National Association of Securities Dealers listing standards, the Securities and Exchange Commission and the Nasdaq Listed Company Manual.

      The Audit Committee reviewed the Audit Committee Charter effective in the Last Fiscal Year and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its duties and responsibilities under such Audit Committee Charter.

      The Company recently amended and restated the Audit Committee Charter in accordance with SEC Rules and the applicable corporate governance guidelines of the Nasdaq National Market System. The duties and responsibilities of the Audit Committee under such amended and restated Audit Committee Charter now include, among other things set forth in the Audit Committee Charter attached hereto as Appendix I, the following:

•	Review of the procedures of the Company’s internal controls and procedures for financial reporting, including: (i) review of the reports of management and independent auditors and management; (ii) meeting with Company’s management and the independent auditors to review the adequacy of such controls; (iii) review of the independent audit; (iv) conducting a post-audit review of the financial statements and audit findings; (v) review with management and the independent auditors of the Company’s annual audited financial statements and quarterly unaudited financial statements; (vi) directing the Company’s independent auditor to review before filing with the SEC the Company’s interim financial statements; (vii) reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release; (viii) providing oversight and review, at least annually, of the Company’s risk management and investment policies; (ix) working with legal counsel to identify any legal matters material to the Company’s financial statements; and (x) reviewing and assessing the adequacy of its own charter and processes at least annually and reporting the results of such review and assessment to the Board for certification.

•	Appointing, compensating, retaining and overseeing the work of the independent auditors, including the independence of such independent auditors and pre-approval of audit and permissible non-audit services provided by the independent auditor to the Company.

•	Overseeing regulatory and compliance matters, including: (i) overseeing compliance with rules and regulations of the Securities and Exchange Commission (“SEC Rules”); (ii) establishment and maintenance of an environment at the Company that promotes ethical behavior; (iii) establishing procedures for receiving, retaining and treating complaints received by the Company regarding auditing matters or procedures; (iv) providing an Audit Committee report for inclusion in the Company’s annual proxy statement in accordance with SEC Rules; and (v) determining the appropriate funding and payment for the independent auditors and independent legal advisors.

      The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. The Committee took a number of steps in making this recommendation for Fiscal Year 2003. First, the Audit Committee discussed with PwC, the Company’s independent auditors for Fiscal Year 2003, those matters PwC communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed PwC’s independence with PwC and received a letter from PwC regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of PwC’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Company management and PwC, the Company’s audited consolidated balance sheets at September 30, 2003 and 2002, and consolidated statements of income, cash flows and stockholders’ equity for the three (3) years ended September 30, 2003. Based on the discussions with PwC concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s Annual Report on Form 10-K include these financial statements.

AUDIT COMMITTEE

Dennis DeCoste
Robert W. Johnson
Albert E. Sisto
Taher Elgamal

PERFORMANCE GRAPH

      Set forth below is a line graph comparing the annual percentage change in the cumulative total shareholder return among Hifn, the Russell 2000 Tech Index and the Nasdaq Composite Index, from December 15, 1998 through September 30, 2003, the end of the Last Fiscal Year.

TOTAL RETURN TO STOCKHOLDERS (ASSUMES $100 INVESTMENT ON 12/15/98)

OTHER MATTERS

      The Board of Directors does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgment.

BY ORDER OF THE
BOARD OF DIRECTORS

Dated: January 27, 2004

Appendix A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

hi/fn, inc.

1.     Purpose.

      The purpose of the Audit Committee of the Board of Directors (the “Board”) of hi/ fn, inc. (the “Company”) shall be to:

•	provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements;

•	assist the Board in the oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications, independence and performance; and (iv) the Company’s internal accounting and financial controls; and

•	provide to the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.

      In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

2.     Membership and Organization.

      Composition. The Audit Committee members will be appointed by, and will serve at the discretion of, the Company’s Board of Directors. The Audit Committee will consist of at least three (3) members of the Board. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the Securities and Exchange Commission (the “SEC”)) and rules adopted by the SEC (the “SEC Rules”):

•	each member must satisfy the requirements for independence set out in: (i) Rule 4200(a)(15) of the Audit Committee requirements of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”); and (ii) the criteria provided in Rule 10A-3(b)(1) of the Securities and Exchange Act of 1934 or under any other applicable SEC Rules;

•	each member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

•	each member will be able to read and understand fundamental financial statements, in accordance with the Audit Committee requirements of the Nasdaq Rules; and

•	at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

      Meetings. The Audit Committee will meet at least four (4) times annually. The Audit Committee may establish its own meeting schedule. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company, at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the internal auditors and the independent auditor of the Company, at such times as it deems appropriate, but not less than quarterly.

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

      Compensation. Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

3.     Responsibilities and Duties.

      The responsibilities and duties of the Audit Committee shall include:

Review Procedures

•	reviewing the reports of management and the independent auditor concerning the design, implementation and maintenance of the Company’s internal controls and procedures for financial reporting, including meeting periodically with the Company’s management and the independent auditor to review their assessment of the adequacy of such controls, and to review before release the disclosure regarding such system of internal controls required under SEC Rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditor relating to such disclosure;

•	reviewing the independent audit by: (i) reviewing the independent auditor’s proposed audit scope and approach; (ii) discussing with the Company’s independent auditor the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61; and (iii) reviewing reports submitted to the Audit Committee by the independent auditor in accordance with applicable SEC requirements;

•	conducting a post-audit review of the financial statements and audit findings, including any suggestions for improvements provided to management by the independent auditor, and management’s response to such suggestions;

•	reviewing and discussing with management and the independent auditor the Company’s annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	directing the Company’s independent auditor to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	providing oversight and review, at least annually, of the Company’s risk management policies, including its investment policies;

•	reviewing and approving in advance any proposed related party transactions;

•	working with legal counsel to identify any legal matters that could have a significant impact on the Company’s financial statements; and

•	reviewing and reassessing the adequacy of its own charter and processes at least annually and reporting the results of such review and assessment to the Board for certification.

Independent Auditors

•	appointing, compensating, retaining and overseeing the work of the independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•	reviewing the independence of the independent auditor, including: (i) obtaining on a periodic basis a formal written statement from the independent auditor regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC Rules; (ii) presenting this statement to the Board; (iii) actively engaging the independent auditor in a dialogue with respect to any relationships or services that may impact the objectivity and independence of the independent auditor; and (iv) taking, or working with the Board to take, any appropriate action to oversee the independence of the independent auditor; and

•	pre-approving, explicitly, audit and permissible non-audit services provided to the Company by the independent auditor, except where pre-approval of audit and permissible non-audit services is not required under applicable SEC Rules. The Audit Committee may delegate to one (1) or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

Regulatory Compliance and Other Matters

•	overseeing compliance with SEC Rules for disclosure of the independent auditor’s services and Audit Committee members, member qualifications and activities;

•	reviewing the Company’s code of ethics for its principal executive and senior financial officers procedures to ensure maintenance of an environment that ensures ethical behavior;

•	providing an Audit Committee report for inclusion in the Company’s annual proxy statement in accordance with SEC Rules;

•	establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	determining the appropriate funding for payment of: (i) compensation to the independent auditor engaged to prepare or issue an audit report or perform other audit, review or attest services for the Company; (ii) compensation to any independent legal, accounting or other advisors retained by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee necessary and appropriate for the performance of its duties.

      In addition, the Audit Committee may retain, as it determines necessary, and compensate independent legal, accounting or other advisors to advise or assist the Audit Committee in the performance of any of the responsibilities and duties set forth above.

HI/FN, INC.

2004 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned stockholder of hi/fn, inc., a Delaware corporation (“Hifn”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Hifn, each dated January 27, 2004, as well as Hifn’s Annual Report for the year ended September 30, 2003, and hereby appoints Christopher G. Kenber and William R. Walker, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of Hifn to be held on Monday, February 23, 2004, at 10:00 a.m., local time, at Hifn’s principal executive offices at 750 University Avenue, Los Gatos, California and at any adjournment or adjournments thereof, and to vote all shares of Common Stock of Hifn (“Common Stock”), which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.	ELECTION OF DIRECTORS:

[ ]	FOR ALL NOMINEES	NOMINEES:	[ ]	Dennis DeCoste
			[ ]	Taher Elgamal
			[ ]	Robert Johnson
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ]	FOR ALL EXCEPT (see instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here:  •

2.	PROPOSAL TO RATIFY AND APPROVE AN AMENDMENT TO THE HIFN 1996 EQUITY INCENTIVE PLAN TO PROVIDE FOR AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 500,000 SHARES TO 5,449,900 SHARES:

[ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3.	PROPOSAL TO RATIFY AND APPROVE AN AMENDMENT TO THE HIFN 1998 EMPLOYEE STOCK PURCHASE PLAN TO PROVIDE FOR AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 500,000 SHARES TO 900,000 SHARES:

[ ] FOR      [ ] AGAINST      [ ] ABSTAIN

4.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF HIFN FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004:

[ ] FOR      [ ] AGAINST      [ ] ABSTAIN

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DENNIS DECOSTE, TAHER ELGAMAL AND ROBERT JOHNSON AS DIRECTORS OF HIFN; FOR THE AMENDMENT TO THE HIFN 1996 EQUITY INCENTIVE PLAN; FOR THE AMENDMENT TO THE HIFN 1998 EMPLOYEE STOCK PURCHASE PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT AUDITORS; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature(s): ____________________________________________________ Date:_______________________